Exhibit 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:       15-Feb-00   For the Monthly Period Ending:          31-Jan-00  Days in Interest Period (30/360)     30
Determined as of:            9-Feb-00   Monthly Period                                 63  Days in Interest Period (Act/360)    28

           Beginning                         Total Trust    Investor Interest   Series  1995-A    Series  1995-B    Series  1996-A
---------------------------------            ------------   -----------------   --------------    --------------    --------------
Pool Balance (Principal)                 4,262,262,576.82
Finance Charges O/S                        156,019,466.52
Excess Funding Account                               0.00

Initial Invested Amount                                      3,860,000,000.00   380,000,000.00    380,000,000.00    500,000,000.00
Invested Amount                                              3,860,000,000.00   380,000,000.00    380,000,000.00    500,000,000.00
Class A Invested Amount                                                         357,200,000.00    357,200,000.00    465,000,000.00
Class B Invested Amount                                                          22,800,000.00     22,800,000.00     35,000,000.00

Principal Funding Account                                       59,533,333.33    59,533,333.33              0.00              0.00

Adjusted Invested Amount                                     3,800,466,666.67   320,466,666.67    380,000,000.00    500,000,000.00
Class A Adjusted Invested Amt                                                   297,666,666.67    357,200,000.00    465,000,000.00
Class B Adjusted Invested Amt                                                    22,800,000.00     22,800,000.00     35,000,000.00
Enhancement Invested Amount                                              0.00             0.00              0.00              0.00

Principal Allocation Pct                          100.00%              90.56%            8.92%             8.92%            11.73%
Principal Collections                      496,759,679.26      449,876,638.85    44,288,373.77     44,288,373.77     58,274,176.02

Floating Allocation Pct                           100.00%              90.56%            8.92%             8.92%            11.73%
Finance Charge Collections                  74,956,903.12       67,882,642.34     6,682,747.17      6,682,747.17      8,793,088.39
Defaulted Amount                            30,671,928.40       27,777,182.07     2,734,541.24      2,734,541.24      3,598,080.58

Interchange Collections                      7,958,008.62        7,206,950.00       709,492.49        709,492.49        933,542.75
Servicer Interchange                                             4,020,833.33       395,833.33        395,833.33        520,833.33

Shared Principal Collections                                   260,630,905.90             0.00     47,022,915.01     61,872,256.60



             Ending                          Total Trust    Investor Interest   Series  1995-A    Series  1995-B    Series  1996-A
---------------------------------            ------------   -----------------   --------------    --------------    --------------
Pool Balance (Principal)                 4,134,989,349.14
Finance Charges O/S                        158,242,981.27
Excess Funding Account                               0.00

Initial Invested Amount                                      3,860,000,000.00   380,000,000.00    380,000,000.00    500,000,000.00
Invested Amount                                              3,690,000,000.00   380,000,000.00    380,000,000.00    500,000,000.00
Class A Invested Amount                                                         357,200,000.00    357,200,000.00    465,000,000.00
Class B Invested Amount                                                          22,800,000.00     22,800,000.00     35,000,000.00

Principal Funding Account                                      119,066,666.67   119,066,666.67              0.00              0.00

Partial Amortization Account                                   170,000,000.00             0.00              0.00              0.00

Adjusted Invested Amount                                     3,570,933,333.33   260,933,333.33    380,000,000.00    500,000,000.00
Class A Adjusted Invested Amt                                                   238,133,333.33    357,200,000.00    465,000,000.00
Class B Adjusted Invested Amt                                                    22,800,000.00     22,800,000.00     35,000,000.00
Enhancement Invested Amount                                              0.00             0.00              0.00              0.00

Principal Allocation Pct                          100.00%              93.35%            9.19%             9.19%            12.09%
Floating Allocation Pct                           100.00%              91.91%            7.75%             9.19%            12.09%




           Beginning                        Series  1997-1              Series  1997-2
---------------------------------           --------------              --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                   1,700,000,000.00              900,000,000.00
Invested Amount                           1,700,000,000.00              900,000,000.00
Class A Invested Amount                   1,700,000,000.00              900,000,000.00
Class B Invested Amount                               0.00                        0.00

Principal Funding Account                             0.00                        0.00

Adjusted Invested Amount                  1,700,000,000.00              900,000,000.00
Class A Adjusted Invested Amt             1,700,000,000.00              900,000,000.00
Class B Adjusted Invested Amt                         0.00                        0.00
Enhancement Invested Amount                           0.00                        0.00

Principal Allocation Pct                            39.88%                      21.12%
Principal Collections                       198,132,198.46              104,893,516.83

Floating Allocation Pct                             39.88%                      21.12%
Finance Charge Collections                   29,896,500.51               15,827,559.09
Defaulted Amount                             12,233,473.97                6,476,545.04

Interchange Collections                       3,174,045.34                1,680,376.94
Servicer Interchange                          1,770,833.33                  937,500.00

Shared Principal Collections                 40,365,672.42              111,370,061.87



             Ending                         Series  1997-1              Series  1997-2
---------------------------------           --------------              --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                   1,700,000,000.00              900,000,000.00
Invested Amount                           1,530,000,000.00              900,000,000.00
Class A Invested Amount                   1,530,000,000.00              900,000,000.00
Class B Invested Amount                               0.00                        0.00

Principal Funding Account                             0.00                        0.00

Partial Amortization Account                170,000,000.00                        0.00

Adjusted Invested Amount                  1,530,000,000.00              900,000,000.00
Class A Adjusted Invested Amt             1,530,000,000.00              900,000,000.00
Class B Adjusted Invested Amt                         0.00                        0.00
Enhancement Invested Amount                           0.00                        0.00

Principal Allocation Pct                            41.11%                      21.77%
Floating Allocation Pct                             41.11%                      21.77%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:       15-Feb-00   For the Monthly Period Ending:          31-Jan-00  Days in Interest Period (30/360)       30
Determined as of:            9-Feb-00   Monthly Period                                 63  Days in Interest Period (Act/360)      28

                                                                  Gross Balances of
Minimum Balance Requirement                                       Accounts Delinquent:                   (%)               ($)
---------------------------                                       --------------------                   ----       ----------------
Trust Initial Invested Amount               3,860,000,000.00

Trust PFA                                      59,533,333.33         30 - 59 days                        1.99%         85,633,142.51
Ending Portfolio Principal Balance          4,134,989,349.14         60 - 89 days                        1.45%         62,303,632.35
                                                                     90 days +                           3.24%        139,127,107.25
Beginning Excess Funding Acct Bal                       0.00         Total 30 days +                     6.69%        287,063,882.11
Required Excess Funding Account Deposit                 0.00
Excess Funding Account Withdrawal                       0.00

Seller's Participation Amt (w/o EFA)          334,522,682.47      Gross Credit Losses                    8.52%         30,257,209.83
Required Seller's Interest                    206,749,467.46      Net Credit Losses                      8.64%         30,671,928.40
Required Excess Funding Account Balance                 0.00      Discount Option Receivables                                      0
Seller's Participation Amount                 334,522,682.47      Discount Percentage                                          0.00%
Seller's Interest Percentage                           8.09%      Finance Charge Billed - pool                         62,071,749.27
                                                                  Fees Billed - pool                                   11,975,029.45
Fraud Losses reassigned to the Seller                   0.00      Interest Earned on Collection Account                 2,574,169.24
                                                                  Required Principal Balance                        3,860,000,000.00
                                                                  EFA + Receivables + PFA                           4,194,522,682.47

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1995-A



Distribution Date of:                                                            15-Feb-00
Determined as of:                                                                 9-Feb-00
For the Monthly Period Ending:                                                   31-Jan-00
Days in Interest Period (30/360)                                                        30
Days in Interest Period (Actual/360)                                                    28

                                                                                 Beginning                Ending            Change
                                                                                 ---------                ------            ------

Pool Balance (Principal)                                                  4,262,262,576.82      4,134,989,349.14   (127,273,227.68)
Excess Funding Account                                                                0.00                  0.00              0.00

Invested Amount                                                             380,000,000.00        380,000,000.00              0.00
Class A Invested Amount                                                     357,200,000.00        357,200,000.00              0.00
Class B Invested Amount                                                      22,800,000.00         22,800,000.00              0.00

Principal Funding Account                                                    59,533,333.33        119,066,666.67     59,533,333.33

Adjusted Invested Amount                                                    320,466,666.67        260,933,333.33    (59,533,333.33)
Class A Adjusted Invested Amount                                            297,666,666.67        238,133,333.33    (59,533,333.33)
Class B Adjusted Invested Amount                                             22,800,000.00         22,800,000.00              0.00
Enhancement Invested Amount                                                           0.00                  0.00              0.00

Reserve Account                                                               1,900,000.00          1,900,000.00              0.00

Available Cash Collateral Amount                                             32,642,000.00         27,284,000.00     (5,358,000.00)
Available Shared Collateral Amount                                           28,842,000.00         23,484,000.00     (5,358,000.00)
Spread Account                                                               11,400,000.00         11,400,000.00              0.00

Servicing Base Amount                                                       320,466,666.67        260,933,333.33    (59,533,333.33)

Allocation Percentages
-----------------------
Floating Allocation Pct                                                              8.92%
Principal Allocation Pct                                                             8.92%
Class A Floating Pct                                                                94.00%
Class B Floating Pct                                                                 6.00%
Class A Principal Pct                                                               94.00%
Class B Principal Pct                                                                6.00%

                                                                                Series
Allocations                                                 Trust               1995-A                   Class A           Class B
------------                                       ---------------------------------------------------------------------------------
Principal Collections                              496,759,679.26            44,288,373.77         41,631,071.35      2,657,302.43

Finance Charge Collections                          74,956,903.12             6,682,747.17          6,281,782.34        400,964.83
PFA Investment Proceeds                                        NA               167,393.39            167,393.39              0.00
Reserve Account Draw                                           NA               137,714.94            137,714.94              0.00
                                                                              ------------         -------------      ------------
Available Funds                                                               6,987,855.51          6,586,890.68        400,964.83

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                            395,833.33            372,083.33         23,750.00
Monthly Interest                                                              1,950,350.00          1,830,650.00        119,700.00
Monthly Servicing Fee                                                            66,763.89             62,758.06          4,005.83
Defaulted Amounts                                   30,671,928.40             2,734,541.24          2,570,468.77        164,072.47
                                                                             -------------         -------------        ----------
                                                                              5,147,488.46          4,835,960.15        311,528.31

Excess Spread                                                                 2,004,439.52          1,750,930.52        253,509.00
Required Amount                                                                       0.00                  0.00              0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                     8,260.78
Risk-Free Fee                                                                                           2,660.00
Interest on CCA Draw                                                                                        0.00
Monthly Cash Collateral Fee                                                                            10,920.78




Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                                         6.18%
Principal Payment Rate Calculation                                                                        11.38%
Calculated Current Month's Spread Account Cap                                                              3.00%
Spread Account Cap Adjustment                                                                              0.00%
Applicable Spread Account Cap Percentage                                                                   3.00%
Beginning Cash Collateral Amount                                                                   32,642,000.00
Required Cash Collateral Amount                                                                    27,284,000.00
Cash Collateral Account Draw                                                                                0.00
Cash Collateral Account Surplus                                                                     5,358,000.00
Beginning Spread Account Balance                                                                   11,400,000.00
Required Spread Account Amount                                                                     11,400,000.00
Required Spread Account Draw                                                                                0.00
Required Spread Account Deposit                                                                             0.00
Spread Account Surplus                                                                                      0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                          2
Controlled Accumulation Amount                                                                     59,533,333.33
Required PFA Balance                                                                              119,066,666.67
Beginning PFA Balance                                                                              59,533,333.33
Controlled Deposit Amount                                                                          59,533,333.33
Available Investor Principal Collections                                                           47,022,915.01
Principal Shortfall                                                                                12,510,418.32
Shared Principal to Other Series                                                                            0.00
Shared Principal from Other Series                                                                 12,510,418.32
Class A Monthly Principal                                                                          59,533,333.33
Class B Monthly Principal                                                                                   0.00
Monthly Principal                                                                                  59,533,333.33
PFA Deposit                                                                                        59,533,333.33
PFA Withdrawal                                                                                              0.00
Ending PFA Balance                                                                                119,066,666.67
Principal to Investors                                                                                      0.00
Ending Class A Invested Amount                                                                    357,200,000.00
Ending Class B Invested Amount                                                                     22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     10.71%
Revolving Investor Interest                                                                       630,000,000.00
Class A Invested Amount                                                                           357,200,000.00
Available Principal                                                                                67,452,497.06
Class A Accumulation Period Length                                                                             6

Reserve Account
---------------
Available Reserve Account Amount                                                                    1,900,000.00
Covered Amount                                                                                        305,108.33
Reserve Draw Amount                                                                                   137,714.94
Portfolio Yield                                                                                           16.67%
Reserve Account Factor                                                                                    50.00%
Portfolio Adjusted Yield                                                                                   8.29%
Reserve Account Funding Period Length                                                                          3
Reserve Account Funding Date                                                                           15-Oct-99
Weighted Average Coupon                                                                                    6.16%
Required Reserve Account Amount                                                                     1,900,000.00
Reserve Account Surplus                                                                                     0.00
Required Reserve Account Deposit                                                                      132,268.56
Portfolio Yield - 3 month average                                                                         16.03%
Base Rate - 3 month average                                                                                7.65%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          8.39%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B



Distribution Date of:                                                              15-Feb-00
Determined as of:                                                                   9-Feb-00
For the Monthly Period Ending:                                                     31-Jan-00
Days in Interest Period (30/360)                                                          30
Days in Interest Period (Actual/360)                                                      28

                                                                                   Beginning                 Ending           Change
                                                                                   ---------                 ------           ------

Pool Balance (Principal)                                                    4,262,262,576.82       4,134,989,349.14 (127,273,227.68)
Excess Funding Account                                                                  0.00                   0.00            0.00
Invested Amount                                                               380,000,000.00         380,000,000.00            0.00
Class A Invested Amount                                                       357,200,000.00         357,200,000.00            0.00
Class B Invested Amount                                                        22,800,000.00          22,800,000.00            0.00

Principal Funding Account                                                               0.00                   0.00            0.00

Adjusted Invested Amount                                                      380,000,000.00         380,000,000.00            0.00
Class A Adjusted Invested Amount                                              357,200,000.00         357,200,000.00            0.00
Class B Adjusted Invested Amount                                               22,800,000.00          22,800,000.00            0.00
Enhancement Invested Amount                                                             0.00                   0.00            0.00

Reserve Account                                                                 1,900,000.00           1,900,000.00            0.00

Available Cash Collateral Amount                                               38,000,000.00          38,000,000.00            0.00
Available Shared Collateral Amount                                             34,200,000.00          34,200,000.00            0.00
Spread Account                                                                 20,900,000.00          20,900,000.00            0.00

Servicing Base Amount                                                         380,000,000.00         380,000,000.00            0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                                8.92%
Principal Allocation Pct                                                               8.92%
Class A Floating Pct                                                                  94.00%
Class B Floating Pct                                                                   6.00%
Class A Principal Pct                                                                 94.00%
Class B Principal Pct                                                                  6.00%

                                                                                  Series
Allocations                                                   Trust               1995-B                    Class A         Class B
-----------                              ------------------------------------------------------------------------------------------
Principal Collections                                496,759,679.26            44,288,373.77          41,631,071.35    2,657,302.43

Finance Charge Collections                            74,956,903.12             6,682,747.17           6,281,782.34      400,964.83
PFA Investment Proceeds                                          NA                     0.00                   0.00            0.00
Reserve Account Draw                                             NA                     0.00                   0.00            0.00
                                                                               -------------          -------------    ------------
Available Funds                                                                 6,682,747.17           6,281,782.34      400,964.83

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                              395,833.33             372,083.33       23,750.00
Monthly Interest                                                                1,997,850.00           1,875,300.00      122,550.00
Monthly Servicing Fee                                                              79,166.67              74,416.67        4,750.00
Defaulted Amounts                                     30,671,928.40             2,734,541.24           2,570,468.77      164,072.47
                                                                               -------------          -------------    ------------
                                                                                5,207,391.24           4,892,268.77      315,122.47

Excess Spread                                                                   1,639,428.41           1,389,513.58      249,914.83
Required Amount                                                                         0.00                   0.00            0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                        9,177.00
Risk-Free Fee                                                                                              5,201.78
Interest on CCA Draw or Difference between
   Loan Interest and Deposit Interest                                                                    (17,820.40)
                                                                                                       ------------
Monthly Cash Collateral Fee                                                                               (3,441.63)




Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                            5.69%
Principal Payment Rate Calculation                                                                           11.38%
Calculated Current Month's Spread Account Cap                                                                 5.50%
Spread Account Cap Adjustment                                                                                 0.00%
Applicable Spread Account Cap Percentage                                                                      5.50%
Beginning Cash Collateral Amount                                                                      38,000,000.00
Required Cash Collateral Amount                                                                       38,000,000.00
Cash Collateral Account Draw                                                                                   0.00
Cash Collateral Account Surplus                                                                                0.00
Beginning Spread Account Balance                                                                      20,900,000.00
Required Spread Account Amount                                                                        20,900,000.00
Required Spread Account Draw                                                                                   0.00
Required Spread Account Deposit                                                                                0.00
Spread Account Surplus                                                                                         0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                             0
Controlled Accumulation Amount                                                                        59,533,333.33
Required PFA Balance                                                                                           0.00
Beginning PFA Balance                                                                                          0.00
Controlled Deposit Amount                                                                                      0.00
Available Investor Principal Collections                                                              47,022,915.01
Principal Shortfall                                                                                            0.00
Shared Principal to Other Series                                                                      47,022,915.01
Shared Principal from Other Series                                                                             0.00
Class A Monthly Principal                                                                                      0.00
Class B Monthly Principal                                                                                      0.00
Monthly Principal                                                                                              0.00
PFA Deposit                                                                                                    0.00
PFA Withdrawal                                                                                                 0.00
Ending PFA Balance                                                                                             0.00
Principal to Investors                                                                                         0.00
Ending Class A Invested Amount                                                                       357,200,000.00
Ending Class B Invested Amount                                                                        22,800,000.00

Class A Accumulation Period Length
-----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                        10.71%
Revolving Investor Interest                                                                          630,000,000.00
Class A Invested Amount                                                                              357,200,000.00
Available Principal                                                                                   67,452,497.06
Class A Accumulation Period Length                                                                                6

Reserve Account
---------------
Available Reserve Account Amount                                                                       1,900,000.00
Covered Amount                                                                                                 0.00
Reserve Draw Amount                                                                                            0.00
Portfolio Yield                                                                                              15.18%
Reserve Account Factor                                                                                       50.00%
Portfolio Adjusted Yield                                                                                      7.63%
Reserve Account Funding Period Length                                                                             3
Reserve Account Funding Date                                                                              15-Jan-00
Weighted Average Coupon                                                                                       6.31%
Required Reserve Account Amount                                                                        1,900,000.00
Reserve Account Surplus                                                                                    5,446.38
Required Reserve Account Deposit                                                                               0.00
Portfolio Yield - 3 month average                                                                            15.54%
Base Rate - 3 month average                                                                                   7.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                             7.73%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1996-A

Distribution Date of:                                                             15-Feb-00
Determined as of:                                                                  9-Feb-00
For the Monthly Period Ending:                                                    31-Jan-00
Days in Interest Period (30/360)                                                         30
Days in Interest Period (Actual/360)                                                     28

                                                                                  Beginning              Ending             Change
                                                                                  ---------              ------             ------

Pool Balance (Principal)                                                   4,262,262,576.82    4,134,989,349.14    (127,273,227.68)
Excess Funding Account                                                                 0.00                0.00               0.00

Invested Amount                                                              500,000,000.00      500,000,000.00               0.00
Class A Invested Amount                                                      465,000,000.00      465,000,000.00               0.00
Class B Invested Amount                                                       35,000,000.00       35,000,000.00               0.00

Principal Funding Account                                                              0.00                0.00               0.00

Adjusted Invested Amount                                                     500,000,000.00      500,000,000.00               0.00
Class A Adjusted Invested Amount                                             465,000,000.00      465,000,000.00               0.00
Class B Adjusted Invested Amount                                              35,000,000.00       35,000,000.00               0.00
Enhancement Invested Amount                                                            0.00                0.00               0.00

Reserve Account                                                                        0.00                0.00               0.00

Available Cash Collateral Amount                                              50,000,000.00       50,000,000.00               0.00
Available Shared Collateral Amount                                            50,000,000.00       50,000,000.00               0.00
Spread Account                                                                 5,000,000.00        5,000,000.00               0.00

Servicing Base Amount                                                        500,000,000.00      500,000,000.00               0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                              11.73%
Principal Allocation Pct                                                             11.73%
Class A Floating Pct                                                                 93.00%
Class B Floating Pct                                                                  7.00%
Class A Principal Pct                                                                93.00%
Class B Principal Pct                                                                 7.00%


                                                                                 Series
Allocations                                                  Trust               1996-A                 Class A            Class B
-----------                                   -------------------------------------------------------------------------------------
Principal Collections                               496,759,679.26            58,274,176.02       54,194,983.70       4,079,192.32

Finance Charge Collections                           74,956,903.12             8,793,088.39        8,177,572.20         615,516.19
PFA Investment Proceeds                                         NA                     0.00                0.00               0.00
Reserve Account Draw                                            NA                     0.00                0.00               0.00
                                                                               ------------        ------------       ------------
Available Funds                                                                8,793,088.39        8,177,572.20         615,516.19

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                             520,833.33          484,375.00          36,458.33
Monthly Interest                                                               2,341,597.22        2,174,520.83         167,076.39
Monthly Servicing Fee                                                            104,166.67           96,875.00           7,291.67
Defaulted Amounts                                    30,671,928.40             3,598,080.58        3,346,214.94         251,865.64
                                                                               ------------        ------------         ----------
                                                                               6,564,677.80        6,101,985.77         462,692.03

Excess Spread                                                                  2,480,276.22        2,075,586.43         404,689.80
Required Amount                                                                        0.00                0.00               0.00

1 Month Libor Rate                                       5.792500%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                   24,305.56
Interest on CCA Draw                                                                                       0.00
Total                                                                                                 24,305.56






Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                                        5.76%
Principal Payment Rate Calculation                                                                       11.38%
Calculated Current Month's Spread Account Cap                                                             1.00%
Spread Account Cap Adjustment                                                                             0.00%
Applicable Spread Account Cap Percentage                                                                  1.00%
Beginning Cash Collateral Amount                                                                  50,000,000.00
Required Cash Collateral Amount                                                                   50,000,000.00
Cash Collateral Account Draw                                                                               0.00
Cash Collateral Account Surplus                                                                            0.00
Beginning Spread Account Balance                                                                   5,000,000.00
Required Spread Account Amount                                                                     5,000,000.00
Required Spread Account Draw                                                                               0.00
Required Spread Account Deposit                                                                            0.00
Spread Account Surplus                                                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                         0
Controlled Accumulation Amount                                                                    51,666,666.67
Required PFA Balance                                                                                       0.00
Beginning PFA Balance                                                                                      0.00
Controlled Deposit Amount                                                                                  0.00
Available Investor Principal Collections                                                          61,872,256.60
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                  61,872,256.60
Shared Principal from Other Series                                                                         0.00
Class A Monthly Principal                                                                                  0.00
Class B Monthly Principal                                                                                  0.00
Monthly Principal                                                                                          0.00
PFA Deposit                                                                                                0.00
PFA Withdrawal                                                                                             0.00
Ending PFA Balance                                                                                         0.00
Principal to Investors                                                                                     0.00
Ending Class A Invested Amount                                                                   465,000,000.00
Ending Class B Invested Amount                                                                    35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                    10.71%
Revolving Investor Interest                                                                      500,000,000.00
Class A Invested Amount                                                                          465,000,000.00
Available Principal                                                                               53,533,727.83
Class A Accumulation Period Length                                                                            9

Reserve Account
---------------
Available Reserve Account Amount                                                                           0.00
Covered Amount                                                                                             0.00
Reserve Draw Amount                                                                                        0.00
Portfolio Yield                                                                                          15.18%
Reserve Account Factor                                                                                   75.00%
Portfolio Adjusted Yield                                                                                  7.65%
Reserve Account Funding Period Length                                                                         3
Reserve Account Funding Date                                                                          15-May-02
Weighted Average Coupon                                                                                   5.62%
Required Reserve Account Amount                                                                            0.00
Reserve Account Surplus                                                                                    0.00
Required Reserve Account Deposit                                                                           0.00
Portfolio Yield - 3 month average                                                                        15.54%
Base Rate - 3 month average                                                                               7.79%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                         7.75%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1997-1


Distribution Date of:                                                        15-Feb-00
Determined as of:                                                             9-Feb-00
For the Monthly Period Ending:                                               31-Jan-00
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                28

                                                                             Beginning                Ending             Change
                                                                             ---------                ------             -------

Pool Balance (Principal)                                              4,262,262,576.82      4,134,989,349.14    (127,273,227.68)
Excess Funding Account                                                            0.00                  0.00               0.00
Maximum Certificate Invested Amount                                   1,700,000,000.00      1,700,000,000.00               0.00
Invested Amount                                                       1,700,000,000.00      1,530,000,000.00               0.00

Partial Amortization Amount                                                       0.00        170,000,000.00     170,000,000.00
Specified Payment Date                                                                               2/15/00
Partial Amortization Amount Principal                                             0.00                  0.00               0.00
   All prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                               0.00        170,000,000.00     170,000,000.00

Commitment                                                              165,750,000.00        149,175,000.00     (16,575,000.00)
Available Cash Collateral Amount                                        216,750,000.00        195,075,000.00     (21,675,000.00)
Seller Reserve Portion                                                   51,000,000.00         45,900,000.00      (5,100,000.00)
Unused Commitment                                                                 0.00         16,575,000.00      16,575,000.00

Servicing Base Amount                                                 1,700,000,000.00      1,530,000,000.00    (170,000,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                                         39.88%
Principal Allocation Pct                                                        39.88%

Allocations                                                              Master Trust         Series 1997-1
-------------                                                            ------------         --------------
Principal Collections                                                   496,759,679.26        198,132,198.46

Finance Charge Collections                                               74,956,903.12         29,896,500.51
Interest Earned on CCA-Seller Account                                               NA            146,192.43
                                                                                               -------------
Total Available Fund                                                                           30,042,692.94

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                            1,770,833.33
Monthly Interest                                                                                8,255,909.29
Monthly Servicing Fee                                                                             354,166.67
Defaulted Receivables                                                    30,671,928.40         12,233,473.97
                                                                                               -------------
                                                                                               22,614,383.26

Excess Spread                                                                                   7,428,309.68
Required Amount                                                                                         0.00

Prepayable Increase Amount Interest - Total                                                             0.00
Prepayable Increase Amount Interest - Paid                                                              0.00
Prepayable Increase Amount Interest - Unpaid                                                            0.00

Eurodollar Rate                                                                                    0.000000%

CP Rate                                                                                            6.242350%




Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                        64,458.33
Risk Rate Base Portion Fee                                                                              0.00
Commitment Fee                                                                                          0.00
                                                                                                        ----
TOTAL FEES                                                                                         64,458.33

Risk Rate Base Portion                                                                                  0.00
Risk Rate                                                                                              0.00%
Quarterly Excess Spread Percentage                                                                     5.73%
Applicable Excess Spread Percentage                                                                    5.35%
Lender Percentage                                                                                      9.75%
Beginning Cash Collateral Amount                                                              216,750,000.00
Required Cash Collateral Amount                                                               195,075,000.00
Draw Amount                                                                                             0.00
Cash Collateral Account Surplus                                                                21,675,000.00
Beginning Seller Reserve Portion-Balance                                                       51,000,000.00
Required Seller Reserve Portion                                                                45,900,000.00
Amount Deposited to the CCA                                                                             0.00
Ending Cash Collateral Amount - Lender Sub-Account                                            149,175,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                             45,900,000.00
Available Cash Collateral Amount - Ending Balance                                             195,075,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                    n/a
Controlled Distribution Amount                                                                170,000,000.00
Available Investor Principal Collections                                                      210,365,672.42
Principal Shortfall                                                                                     0.00
Shared Principal to Other Series                                                               40,365,672.42
Shared Principal from Other Series                                                                      0.00
Monthly Principal                                                                             170,000,000.00
Ending Invested Amount                                                                      1,530,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                 10.71%
Revolving Investor Interest                                                                 1,700,000,000.00
Invested Amount                                                                             1,700,000,000.00
Available Principal                                                                           182,014,674.62
Class A Accumulation Period Length                                                                        10

Payout Events
-------------
Portfolio Yield - for the month                                                                       15.28%
Portfolio Yield - 3 month average                                                                     15.69%
Base Rate - 3 month average                                                                            7.91%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                      7.77%
Required CCA - Available Cash Collateral Amount                                                         0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                              0.00%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1997-2



Distribution Date of:                                                            15-Feb-00
Determined as of:                                                                 9-Feb-00
For the Monthly Period Ending:                                                   31-Jan-00
Days in Interest Period (30/360)                                                        30
Days in Interest Period (Actual/360)                                                    28

                                                                                 Beginning                Ending           Change
                                                                                -----------              -------           ------

Pool Balance (Principal)                                                  4,262,262,576.82      4,134,989,349.14  (127,273,227.68)
Excess Funding Account                                                                0.00                  0.00             0.00
Maximum Certificate Invested Amount                                         900,000,000.00        900,000,000.00             0.00
Invested Amount                                                             900,000,000.00        900,000,000.00             0.00

Partial Amortization Amount                                                           0.00                  0.00             0.00
Specified Payment Date
Partial Amortization Amount Principal                                                 0.00                  0.00             0.00
   All prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                                   0.00                  0.00             0.00

Commitment                                                                   87,750,000.00         87,750,000.00             0.00
Available Cash Collateral Amount                                            114,750,000.00        114,750,000.00             0.00
Seller Reserve Portion                                                       27,000,000.00         27,000,000.00             0.00
Unused Commitment                                                                     0.00                  0.00             0.00

Servicing Base Amount                                                       900,000,000.00        900,000,000.00             0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                             21.12%
Principal Allocation Pct                                                            21.12%

Allocations                                                                  Master Trust         Series 1997-2
-----------                                                                  ------------         -------------
Principal Collections                                                       496,759,679.26        104,893,516.83

Finance Charge Collections                                                   74,956,903.12         15,827,559.09
Interest Earned on CCA-Seller Account                                                   NA             77,395.99
                                                                                                  --------------
Total Available Fund                                                                               15,904,955.08

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                                  937,500.00
Monthly Interest                                                                                    4,355,526.00
Monthly Servicing Fee                                                                                 187,500.00
Defaulted Receivables                                                        30,671,928.40          6,476,545.04
                                                                                                   -------------
                                                                                                   11,957,071.04

Excess Spread                                                                                       3,947,884.04
Required Amount                                                                                             0.00

Prepayable Increase Amount Interest - Total                                                                 0.00
Prepayable Increase Amount Interest - Paid                                                                  0.00
Prepayable Increase Amount Interest - Unpaid                                                                0.00

Eurodollar Rate                                                                                        0.000000%

CP Rate                                                                                                6.222180%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                            34,125.00
Risk Rate Base Portion Fee                                                                                  0.00
Commitment Fee                                                                                              0.00
                                                                                                            ----
TOTAL FEES                                                                                             34,125.00

Risk Rate Base Portion                                                                                      0.00
Risk Rate                                                                                                  0.00%
Quarterly Excess Spread Percentage                                                                         5.74%
Applicable Excess Spread Percentage                                                                        5.33%
Lender Percentage                                                                                          9.75%
Beginning Cash Collateral Amount                                                                  114,750,000.00
Required Cash Collateral Amount                                                                   114,750,000.00
Draw Amount                                                                                                 0.00
Cash Collateral Account Surplus                                                                             0.00
Beginning Seller Reserve Portion-Balance                                                           27,000,000.00
Required Seller Reserve Portion                                                                    27,000,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                                     0.00
Ending Cash Collateral Amount - Lender Sub-Account                                                 87,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                                 27,000,000.00
Available Cash Collateral Amount - Ending Balance                                                 114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                                        n/a
Controlled Distribution Amount                                                                              0.00
Available Investor Principal Collections                                                          111,370,061.87
Principal Shortfall                                                                                         0.00
Shared Principal to Other Series                                                                  111,370,061.87
Shared Principal from Other Series                                                                          0.00
Monthly Principal                                                                                           0.00
Ending Invested Amount                                                                            900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     10.71%
Revolving Investor Interest                                                                       900,000,000.00
Invested Amount                                                                                   900,000,000.00
Available Principal                                                                                96,360,710.09
Class A Accumulation Period Length                                                                            10

Payout Events
--------------
Portfolio Yield - for the month                                                                           15.28%
Portfolio Yield - 3 month average                                                                         15.69%
Base Rate - 3 month average                                                                                7.91%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          7.78%
Required CCA - Available Cash Collateral Amount                                                             0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                                  0.00%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.